Exhibit 10.1


                                   CREE, INC.

                              Non-Employee Director
                            Schedule of Meeting Fees

                            Effective April 13, 2005


Type of Meeting and Attendance                                     Amount
------------------------------                                     ------

Regular meetings of the Board of Directors                    $2,500 per meeting

Special meetings of the Board of Directors,                   $1,000 per meeting
      except as provided below

Special meetings of the Board of Directors                    $2,500 per meeting
      attended in person when requested

Meetings of the Audit Committee                               $4,000 per meeting
                                                             for Committee Chair
                                                              $1,000 per meeting
                                                              for other members

Meetings of other Committees                                  $2,000 per meeting
                                                             for Committee Chair
                                                              $1,000 per meeting
                                                              for other members